UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 14, 2013

HMS Income Fund, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-00939	45-3999996
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2013, the Board of Directors (the “Board”) of HMS Income Fund, Inc. (the “Company”) elected Gregory R. Geib to serve as an independent member of the Board. Mr. Geib has also been elected as a member of the Company’s Nominating and Corporate Governance Committee, Audit Committee and Conflicts Committee. These elections will become effective on July 1, 2013. Mr. Geib has served as President and Chief Executive Officer of Windsor Foods since July 2005, where he has lead the growth and development of the business from a $40 million regional manufacturer and marketer to a $900 million consumer products business with leading brands. Mr. Geib has a strong operating background, which includes new product and brand launches, plant startups and closures, and the development of strategic partner relationships. In addition, Mr. Geib has extensive financial and transactional experience. He has led multiple acquisitions and divestitures of different business units while at Windsor Foods. Prior to joining Windsor Foods, from September 1993 to June 1998, Mr. Geib served as the Executive Vice President of PGI International, a manufacturer of specialty valves and safety equipment. From 1989 to 1991, Mr. Geib was employed by the General Electric Company. Mr. Geib received his Masters of Business Administration from the J.L. Kellogg Graduate School of Management, Northwestern University, and graduated cum laude from the Wharton School, University of Pennsylvania with a Bachelors of Science in Economics.

Additionally, on June 14, 2013, and concurrently with the addition of Mr. Geib as an independent director, the Board of the Company elected Curtis L. Hartman to serve as a member of the Board and also as a member of the Company’s Pricing Committee. These elections will also become effective on July 1, 2013. Pursuant to the terms of the Investment Sub-Advisory Agreement among the Company, Main Street Capital Corporation (“Main Street”) and Main Street Capital Partners, LLC (the “Sub-Advisory Agreement”), Main Street may select a nominee to serve as a member of the Board. Mr. Hartman will serve as Main Street’s nominee on the Board pursuant to the terms of the Sub-Advisory Agreement. Pursuant to the Sub-Advisory Agreement, officers and managers of our Sub-Adviser will receive a benefit from the fees to be paid to our advisers. Mr. Hartman has served as the Chief Credit Officer and a Senior Managing Director of Main Street since August 2011. Mr. Hartman is also the chairman of Main Street’s credit committee. Previously, Mr. Hartman served as one of Main Street’s Senior Vice Presidents from October 2007 to August 2011. From April 2000, Mr. Hartman has served as a Managing Director and in other executive positions of several Main Street predecessor funds and entities, which are now subsidiaries of Main Street, including the general partner of Main Street Mezzanine Fund, LP, Main Street Mezzanine Management, LLC, the general partner of Main Street Capital II, LP, Main Street Capital II GP, LLC, and Main Street Capital Partners, LLC. From December 1999 to April 2000, Mr. Hartman was an investment associate for Sterling City Capital, LLC. Concurrently with joining Sterling City Capital, he joined United Glass Corporation, a Sterling City Capital portfolio company, as director of corporate development. Prior to joining Sterling City Capital, Mr. Hartman was a manager with PricewaterhouseCoopers LLP, in its M&A/Transaction Services group. Prior to that, he was employed as a senior auditor by Deloitte & Touche LLP. Mr. Hartman is a graduate of The University of Texas at Austin – McCombs School of Business, and is a CPA.

Mr. Geib will be entitled to receive compensation for his service on the Board consistent with the Company’s director compensation program for non-employee directors, as described under the heading “Compensation of Directors” in the Company’s Post-Effective Amendment No. 5 to the Registration Statement on Form N-2 (Reg. No. 333-178548) filed with the Securities and Exchange Commission (the “SEC”) on May 14, 2013, which description is incorporated herein by reference. Because Mr. Hartman is an employee of Main Street, the Company’s Sub-Adviser, he receives no additional compensation for serving as a director of the Company.

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Additionally, in connection with their election to the Board, the Company will enter into an Indemnification Agreement (the “Indemnification Agreement”) with each of Messrs. Geib and Hartman. The Indemnification Agreement provides the Company’s directors the maximum indemnification permitted under Maryland law and the Investment Company Act of 1940, as amended. The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Company’s form of Indemnification Agreement for Affiliated Directors and Officers and form of Indemnification for Independent Directors, copies of which were filed as exhibits (k)(5) and (k)(6), respectively, to the Company’s Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (Reg. No. 333-178548) filed with the SEC on May 31, 2012, and which exhibits are incorporated herein by reference.

Item 8.01.	Other Events.

On April 26, 2013, the Company filed its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”), and provided that it expected to mail the Proxy Statement and accompanying proxy to the Company’s stockholders of record (as of the close of business on May 10, 2013) on or about June 14, 2013. As a result of the election of Messrs. Geib and Hartman, as described in Item 5.02 above, the Company has determined that it is appropriate to file an amendment to the Proxy Statement in order to include Messrs. Geib and Hartman as nominees to the Company’s Board, to serve alongside Messrs. Hazen, Shaper and Niemann for one-year terms expiring in 2014. The Company intends to file the amendment to the Proxy Statement on June 14, 2013 and that the mailing of the amendment to the Proxy Statement will occur on or about June 19, 2013.

The Company is not asking for stockholders to vote or soliciting proxies in connection with the annual meeting at this time. As stated above, the Company will file the amended proxy statement with the SEC on June 14, 2013 and will mail the amended proxy statement and a proxy card in connection with its 2013 annual meeting of stockholders on or about June 19, 2013. Investors are urged to read the proxy statement and other documents to be filed with the SEC on June 14, 2013 because they will contain important information. You may obtain a free copy of the proxy statement (when it becomes available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. The proxy statement and these other documents may also be obtained for free from the Company by directing a request to HMS Income Fund, Inc., Attention: Ryan T. Sims, Secretary, 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118 or on the Company’s website at www.hinessecurities.com/bdcs/hms-income-fund/sec-filings/.

The Company’s directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Company’s 2013 annual meeting of stockholders. You can find information about the Company’s executive officers and directors in the Company’s definitive proxy statement to be filed with the SEC. Additional information regarding the interests of such potential participants will be included in the proxy statement and other documents filed with the SEC when they become available. You may obtain free copies of these documents from the Company using the sources indicated above.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMS Income Fund, Inc.

June 14, 2013	By:	/s/ Ryan T. Sims
Name: Ryan T. Sims
Title: Chief Financial Officer and Secretary

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